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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D. C. 20549

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                                  FORM 8-K

                               CURRENT REPORT

                       Pursuant to Section 13 or 15(d)
                   of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) APRIL 13, 2004

                       APPLIED DIGITAL SOLUTIONS, INC.
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           (Exact name of registrant as specified in its charter)

           Missouri                    000-26020              43-1641533
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(State or other jurisdiction          (Commission            (IRS Employer
       of incorporation)              File Number)         Identification No.)

     400 Royal Palm Way, Suite 410, Palm Beach, Florida          33480
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          (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code: 561-805-8000



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ITEM 5.  OTHER EVENTS

     Securities Purchase Agreement Entered Into On April 13, 2004

     On April 13, 2004, Applied Digital Solutions, Inc. (the "Company") agreed to sell (with a closing scheduled for April 15, 2004) two million shares (the "Shares") of its common stock, par value $0.01 per share, in a private placement to an institutional investor, Satellite Strategic Finance Associates, LLC ("SSFA") under a Securities Purchase Agreement (the "Agreement"). The Agreement provides SSFA with a Series A Warrant, which is exercisable into an additional one million shares (the "Series A Warrant Shares") of the Company's common stock, and a Series B Warrant, which is exercisable into 666,667 shares (the "Series B Warrant Shares") of the Company's common stock. The purchase price for the Shares is $2.749 per share and is based on the average daily volume weighted average price of the Company's common stock for a period of ten trading days ending on and including April 13, 2004. The exercise price of the Series A Warrant Shares and the Series B Warrant Shares is $2.749 and $3.299 per share, respectively. The Series A Warrant may be exercised at any time, at SSFA's option, until the 60th day following the effective date of the registration statement registering the Series A Warrant Shares. The Series B Warrant may be exercised at any time beginning on the one-year anniversary of the issue date and expiring on the sixth anniversary of such issue date. Following the closing, the proceeds from the sale of the Shares are expected to be approximately $5.5 million.

     The offer and sale of these securities by the Company to SSFA is exempt from the registration requirements of the Securities Act of 1933. The Company has agreed to effect the registration of the Shares, Series A Warrant Shares and Series B Warrant Shares pursuant to the Registration Rights Agreement attached hereto as Exhibit 10.4.

     The Securities Purchase Agreement, the form of the Series A Warrant, the form of the Series B Warrant and the Registration Rights Agreement are included herein as exhibits.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

10.1 Securities Purchase Agreement between Applied Digital Solutions, Inc. and Satellite Strategic Finance Associates, LLC, dated as of
         April 13, 2004

10.2 Form of Series A Warrant to Purchase Common Stock of Applied Digital Solutions, Inc., in favor of Satellite Strategic Finance Associates, LLC

10.3 Form of Series B Warrant to Purchase Common Stock of Applied Digital Solutions, Inc., in favor of Satellite Strategic Finance
         Associates, LLC

10.4 Registration Rights Agreement between Applied Digital Solutions, Inc. and Satellite Strategic Finance Associates, LLC, dated as of April 13, 2004

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                                 SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                APPLIED DIGITAL SOLUTIONS, INC.

                                (Registrant)

Date: April 14, 2004            By:  /s/ Lorraine M. Breece
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                                    Lorraine M. Breece

                                    Vice President and Chief Accounting Officer

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